                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           VAN ECK VIP TRUST - VAN ECK VIP EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2012

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R 3 1 , 2 0 1 2

Van Eck VIP Trust

Van Eck VIP Emerging Markets Fund

Van Eck VIP Emerging Markets Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of December 31, 2012, and are subject to change.

VAN ECK VIP TRUST

PRIVACY NOTICE

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, or report to credit bureaus.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your nonpublic personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220.

VAN ECK VIP EMERGING MARKETS FUND

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Emerging Markets Fund (the “Fund”) advanced 29.81% for the 12 months ended December 31, 2012. The Fund substantially outperformed its benchmark index, the MSCI Emerging Markets (MSCI EM) Index1, which gained 18.63%. The MSCI EM Index is dominated by large-cap emerging market stocks. The Fund also notably outpaced the MSCI EM Small Cap Index2, which rose 22.60%, for the same period.

The Fund outperformed the MSCI EM Index primarily because of effective stock selection, especially in China, Brazil and Indonesia. The Fund employs a bottom-up process and is designed with a “growth at a reasonable price” (GARP) discipline. Growth is oriented toward strong secular stories, many of which reflect domestic demand themes. This emphasis on investments geared to domestic demand within the emerging markets also stood in good stead during a year of anemic global trade growth.

Overview

▪

After a strong start to 2012, a number of global concerns, including uncertainty regarding the Eurozone, the euro and the pace of China’s economic growth, conspired to largely dissipate the year’s early gains in emerging markets.

▪

Resolution, or at least postponement, of specific event risk in Europe and the U.S., combined with some stabilization in China’s economic expectations, created a better investment environment during the second half of the year.

▪	Less global uncertainty, notwithstanding the hard graft of fiscal austerity, allowed the relatively better fundamentals embedded in emerging market economies to be reflected in stock performance.
▪	At yearend, developed economy monetary stimulus seems to have trumped other concerns for the emerging market asset class, pushing higher valuations onto a still weak earnings story.
▪

Disciplined stock selection based on fundamental appraisal of individual stocks, exhibiting the core characteristics of secular growth at reasonable prices, eschewing the vicissitudes of headline “risk on, risk off” was amply rewarded during the year.

Fund Review

Individual contributors to the Fund’s performance were well diversified among sectors, but overall, stock selection was strongest in telecommunication services, energy and financials (including real estate). Being substantially underweight the materials and energy sectors further boosted the Fund’s relative results. Both the consumer discretionary and consumer staples sectors performed well during the year, but we increasingly emphasized consumer discretionary stocks because of our significant concerns about what we felt were the expensive valuations of larger capitalization consumer staples stocks. One of the few consumer non-cyclical stocks that we own is a company called Biostime (1.9% of Fund net assets†). The stock is listed in Hong Kong and sells premium infant formulas and probiotic supplements in China. When we invested, the stock’s market capitalization was just north of $1 billion, but importantly for us, valuations were very reasonable, trading at about 12x forward earnings. Much larger companies in the staples space in China often frequently trade at twice the valuation for similar or lower growth rates. The Fund has the key advantage of being able to participate in interesting, smaller opportunities, and for them to make a significant difference to Fund performance.

But the Fund does not suffer the constriction of being a dedicated small-cap fund, and when the situation is right, we absolutely invest in some very large emerging market companies, as long as we can see structural growth and not just a cyclical advantage. In fact the strongest individual contributor to the Fund’s outperformance in 2012 was South Korea-based consumer electronics giant Samsung Electronics (5.9% of Fund net assets†). The largest Fund position at year-end 2012, Samsung Electronics executed well during the annual period, particularly in its consumer electronics division, despite ongoing patent litigation. Samsung is growing strongly in a technology sector that is increasingly dominated by very large companies. And yet the stock, which traded in a range of 8x-10x earnings, incorporates very little brand and innovation valuation, in our view. Nor do we always restrict ourselves to companies that appear cheap on immediate earnings prospects. For example, one smaller company that contributed significantly to the Fund’s performance was Tower Bersama (1.3% of Fund net assets†), a provider of telecommunication towers to Indonesian telecommunications companies. When we bought the stock we felt that several factors such as the growing need for infrastructure for data transmission combined with an asset light strategy from the telecom operators would lead to significant business opportunities for the stock, and given inherent operational leverage, “street” earnings estimates were too low. Growth was certainly there, but when we dug down into the business model and met with management we saw that the company’s strong growth was underestimated and in our view, undervalued. The Fund was rewarded with a near doubling of its initial investment.

The biggest individual detractors from the Fund’s relative results were commodity-related holdings. A position in coking coal producer Mongolian Mining (sold by the Fund at year end) detracted most from performance, as politics clouded the fundamental outlook for the stock. Positions in several African iron ore companies, which the Fund exited by the end of the annual period, also disappointed.

The Fund’s country weights are a direct reflection of bottom-up stock picking combined with risk control. That said, from a country perspective, an underweighted exposure to Brazil* helped the Fund’s results. Brazil performed poorly during the annual period, partly due to a weak showing from energy company Petrobras (sold by the Fund at year end), one of the Brazilian market’s heavyweights. The principal reason for a persistent underweight in Brazil was quite simply a distinct lack of appealing stock level opportunities. There are some great companies but we felt valuations left little upside and little room for error. An overweight to the stronger-performing Turkish equity market contributed positively to Fund results as well. Here, holdings in companies such as Turkiye Halk Bankasi (0.5% of Fund net assets†) (a bank) and Dogus Otomotive (1.1% of Fund net assets†) (a Volkswagen /Audi /Porsche distributor) contributed significantly to the 2012 performance. Underweighted positions in India and Mexico proved to be a drag on the Fund’s performance.

One country where we had a specific and differentiated view was China. It is not always particularly fruitful to attempt to determine the economic situation in China with too much precision. However, we felt strongly through the year that expectations regarding China’s economy would stabilize and that its economic growth would continue at a lower but still healthy level. It was also important not to lose sight of the bigger picture—that is, China continues to substantially increase its economic importance in the world. In our view, investors should keep in mind the increasing role China plays in the world’s leading economies, as illustrated in this chart, instead of fretting unduly over the most immediate release of any particular economic indicator.

Increase in Exports as a% of GDP 2000-2011

          Source: Thomson Reuters, Datastream, IMF

This more optimistic or balanced view allowed the Fund to invest in quite a number of opportunities in China, where valuations had been depressed by skepticism about the economic landscape and undifferentiated bias about poor corporate governance.

Outlook

We approach 2013 with cautious optimism. In our view, while global economic growth may well remain weaker than trend, we believe that, at the margin, it will improve. Monetary conditions are likely to remain accommodative, and proposed fiscal tightenings may turn out to be less drastic than feared.

China appears to have found a new level of economic growth, as the country continues to seek ways to move from the capital-intense stage of economic development. Indeed, we remain constructive about the stability of the Chinese story and intend to closely follow the reforms—or lack of reforms—from its new leadership. We believe Chinese stocks are no longer the bargain they were at the height of “talking head” pessimism, but we are confident we can continue to find attractive investments there.

VAN ECK VIP EMERGING MARKETS FUND

We believe Brazil, too, is settling into a lower level of economic growth. While we remain wary of increasing state involvement in its economy, we feel valuations were more reasonable at year-end 2012 than at the beginning of the year, certainly in relative terms. Russia is an economy where the nexus between state and stocks is particularly strong. After lackluster performance in 2012, there is some hope, in our view, that very cheap valuations may prove irresistible to investors. Of course, Russia remains a market wherein stock selection is critical, and we continue to scour its equity universe for attractive investment opportunities.

After justifiable cynicism about the lack of political will to push through much-needed policy reforms, Indian politicians positively surprised with a slew of measures toward the end of 2012. We are not starry-eyed about the prospects of continued momentum in this direction, but we have sufficient hope such that we increased the Fund’s holdings in India toward the end of the annual period and will look for opportunities to continue to do so in early 2013.

More broadly, we anticipate that 2013 will be a year during which stock selection will continue to be paramount. Given the low economic growth world, we expect to favor stocks and sectors that demonstrate structural growth. The Fund has the ability to invest in large-cap and mega-cap stocks where there is a well-priced story of structural growth, but it also has the luxury to be able to avoid many of the larger-capitalization names that tend to be in cyclical industries and/or may be subject to increased government involvement. We additionally have the experience and expertise to buy smaller-cap stocks with what we believe to have great investment dynamics. Throughout, we intend to continue to be relentless in our pursuit of attractive investments in emerging market equities.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Van Eck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

David A. Semple	Edward M. Kuczma	Angus Shillington
Portfolio Manager	Analyst	Analyst

January 12, 2013

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of December 31, 2012.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

MSCI Emerging Markets (MSCI EM) Index, calculated with dividends reinvested, captures approximately 85% of the free float-adjusted market capitalization of countries included in the Index. The Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

[2]	MSCI EM Small Cap Index is a subset of the MSCI EM Index, which provides an exhaustive representation of the small cap size segment.

VAN ECK VIP EMERGING MARKETS FUND

TOP TEN EQUITY HOLDINGS*
December 31, 2012 (unaudited)

Samsung Electronics Co. Ltd.
(South Korea, 5.9%)
Samsung manufactures a wide range of consumer and industrial electronic equipment and products such as semiconductors, monitors, televisions and home appliances. The company also produces Internet access network systems and telecommunications equipment including mobile phones.

Tencent Holdings Ltd.
(Hong Kong, 2.5%)
Tencent Holdings provides Internet, mobile, and telecommunication value-added services in China. The company has an instant messaging community in China and also provides online advertising services.

Kunlun Energy Co. Ltd.
(Hong Kong, 2.4%)
Kunlun Energy Company Ltd, through its subsidiaries, explores and produces crude oil and natural gas in China.

Franshion Properties China Ltd.
(Hong Kong, 2.0%)
Franshion Properties invests in and develops real estate projects in China.

AK Transneft OAO
(Russia, 2.0%)
AK Transneft is a monopoly provider of pipeline oil transportation in Russia. The company’s pipelines pass from East Siberia to the western border of the country.

China Minsheng Banking Corp. Ltd.
(China, 1.9%)
China Minsheng operates in commercial banking businesses. The bank provides deposit, loan, settlement, discount, financial bond issuance, government bond underwriting and trading, letter of credit, bank guarantee, and other related financial services.

Biostime International Holdings Ltd.
(Hong Kong, 1.9%)
Biostime International Holdings Ltd. provides pediatric nutrition and baby care products. The company offers premium pediatric nutritional and baby care products to pregnant and nursing mothers and their infants and children. Biostime’s family of products includes premium and probiotic supplements for children, infant formulas and dried baby food.

Sberbank RF
(Russia, 1.8%)
Sberbank is the largest bank in Russia, providing a full range of commercial banking services.

China Medical System Holdings Ltd.
(Hong Kong, 1.7%)
China Medical System Holdings Limited manufactures pharmaceutical and medical products primarily in China.

Kia Motors Corp.
(South Korea, 1.7%)
Kia Motors manufactures, sells, and exports passenger cars, mini-buses, trucks and commercial vehicles. The company also produces various auto parts.
*Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com

PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Average Annual Total Return 12/31/12	Fund Initial Class	MSCI EM

One Year	29.81%	18.63%

Five Year	(1.70)%	(0.61)%

Ten Year	16.27%	16.88%

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

Inception date for the Van Eck VIP Emerging Markets Fund was 12/21/95.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

MSCI Emerging Markets (MSCI EM) Index, calculated with dividends reinvested, captures approximately 85% of the free float-adjusted market capitalization of countries included in the Index. The Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

VAN ECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Emerging Markets Fund

		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period* July 1, 2012 - December 31, 2012

Initial Class	Actual	$1,000.00	$1,201.10	$6.90
	Hypothetical**	$1,000.00	$1,018.86	$6.33

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2012), of 1.25% multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

SCHEDULE OF INVESTMENTS
December 31, 2012

Number of Shares		Value

COMMON STOCKS: 90.9%
Bermuda: 0.3%
71,000	Central European Media Enterprises Ltd. (USD) *	$435,230

Brazil: 5.8%
162,000	BR Malls Participacoes S.A.	2,137,846
115,000	BR Properties S.A.	1,432,234
38,400	Cielo S.A.	1,068,823
87,000	Estacio Participacoes S.A.	1,772,718
141,000	International Meal Co. Holdings S.A.	1,742,271
36,000	Localiza Rent a Car S.A.	659,341
31,000	M Dias Branco S.A.	1,182,315

		9,995,548

Canada: 0.7%
55,500	First Quantum Minerals Ltd.	1,222,484

China / Hong Kong: 28.1%
105,000	ASM Pacific Technology Ltd. #	1,289,091
670,000	Baoxin Auto Group Ltd. * #	553,276
3,090,000	Beijing Capital International Airport Co. Ltd. #	2,238,902
1,004,000	Biostime International Holdings Ltd. #	3,174,814
2,560,000	Boer Power Holdings Ltd. #	1,248,443
1,420,000	Brilliance China Automotive Holdings Ltd. * #	1,790,106
1,940,000	China Hongqiao Group Ltd. #	1,034,889
3,778,000	China Medical System Holdings Ltd. #	2,948,868
2,772,000	China Minsheng Banking Corp. Ltd. #	3,252,680
1,260,000	China Singyes Solar Technologies Holdings Ltd. #	1,087,919
1,310,000	CIMC Enric Holdings Ltd. #	1,186,332
65,000	Focus Media Holding (ADR)	1,669,200
9,300,000	Franshion Properties China Ltd. #	3,389,815
645,000	Galaxy Entertainment Group Ltd. * #	2,582,049
3,583,000	Geely Automobile Holdings Ltd. #	1,731,449
3,700,000	Genting Hong Kong Ltd. (USD) * #	1,290,438
2,690,000	Greatview Aseptic Packaging Co. Ltd. #	1,464,022
1,300,000	Haier Electronics Group Co. Ltd. * #	1,934,959
1,914,000	Kunlun Energy Co. Ltd. #	4,041,844
58,000	Noah Holdings Ltd. (ADR)	338,140
21,305,000	REXLot Holdings Ltd. #	1,634,492
900,000	Sitoy Group Holdings Ltd. #	586,817
606,000	Techtronic Industries Co. #	1,161,444
129,000	Tencent Holdings Ltd. #	4,220,581
9,583,000	Tiangong International Co. Ltd. #	2,329,629

		48,180,199

India: 5.6%
96,000	Apollo Hospitals Enterprise Ltd. #	1,387,646
472,000	DEN Networks Ltd. * #	1,700,477
78,000	Jammu & Kashmir Bank Ltd. #	1,852,862
43,000	Larsen & Toubro Ltd. #	1,275,024
46,000	Persistent Systems Ltd. #	434,054
263,000	Phoenix Mills Ltd. #	1,242,333
200,000	Yes Bank Ltd. #	1,698,438

		9,590,834

Number of Shares		Value

Indonesia: 3.2%
14,100,000	Ace Hardware Indonesia Tbk PT #	$1,206,035
1,400,000	Bank Rakyat Indonesia Tbk PT #	1,015,356
10,500,000	Lippo Karawaci Tbk PT #	1,092,385
3,750,000	Tower Bersama Infrastructure Tbk PT * #	2,219,777

		5,533,553

Israel: 0.1%
182,500	Queenco Leisure International Ltd. (GDR) * # § Reg S	108,122

Luxembourg: 0.8%
425,000	L’Occitane International S.A. (HKD) #	1,359,929

Mexico: 0.8%
700,000	Genomma Lab Internacional, S.A. de C.V. *	1,438,308

Nigeria: 1.9%
12,300,000	First Bank Nigeria Holdings Plc #	1,244,002
6,200,000	Guaranty Trust Bank Plc	913,224
242,000	Nestle Nigeria Plc	1,084,854

		3,242,080

Panama: 1.2%
21,300	Copa Holdings S.A. (Class A) (USD)	2,118,285

Philippines: 1.4%
19,400,000	Megaworld Corp. Warrants (PHP 1.00, expiring 12/14/14) *	807,890
405,000	Security Bank Corp. #	1,542,386

		2,350,276

Portugal: 0.5%
45,000	Jeronimo Martins, SGPS, S.A. #	870,138

Russia: 3.6%
32,800	Eurasia Drilling Co. Ltd. (GDR) Reg S	1,188,733
55,000	Globaltrans Investment Plc (GDR) Reg S	908,050
6,600	Magnit OJSC (USD)	1,039,922
983,000	Sberbank RF (USD) #	3,064,406

		6,201,111

Singapore: 2.7%
665,000	CSE Global Ltd. #	428,701
560,000	CWT Ltd. #	566,503
1,352,000	Ezion Holdings Ltd. #	1,910,820
1,245,000	OSIM International Ltd. #	1,777,757

		4,683,781

South Africa: 1.7%
160,000	African Bank Investments Ltd. #	610,577
54,000	Imperial Holdings Ltd. #	1,273,472
270,000	Nampak Ltd. #	1,017,679

		2,901,728

South Korea: 10.7%
84,000	Cheil Worldwide, Inc. #	1,694,479
45,500	Hotel Shilla Co. Ltd. #	1,885,925
9,930	Hyundai Mobis Co. Ltd. #	2,694,098
55,200	Kia Motors Corp. #	2,935,181
5,400	Lotte Shopping Co. #	1,907,045
4,980	Samsung Electronics Co. Ltd. #	7,155,262

		18,271,990

Switzerland: 1.7%
22,000	Dufry A.G. * #	2,909,104

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Taiwan: 3.7%
1,077,000	Chailease Holding Co. Ltd. #	$2,485,339
153,000	Cleanaway Co. Ltd. #	1,011,693
544,500	Lumax International Corp. Ltd. #	1,158,869
72,000	MediaTek, Inc. #	805,470
390,888	Taiwan Hon Chuan Enterprise Co. Ltd. #	860,100

		6,321,471

Thailand: 3.1%
100,000	Kasikornbank PCL #	636,351
334,000	Kasikornbank PCL (NVDR) #	2,125,411
1,630,000	Minor International PCL (NVDR) #	1,051,329
865,000	Tisco Financial Group PCL (NVDR) #	1,480,024

		5,293,115

Turkey: 3.4%
40,000	Bizim Toptan Satis Magazalari A.S. #	625,063
400,000	Dogus Otomotiv Servis ve Ticaret A.S. #	1,929,915
480,330	TAV Havalimanlari Holding A.S. * #	2,460,390
85,000	Turkiye Halk Bankasi A.S. #	837,900

		5,853,268

United Arab Emirates: 1.0%
66,200	DP World Ltd. (USD) #	780,454
291,620	First Gulf Bank PJSC #	936,080

		1,716,534

United Kingdom: 4.8%
1,245,000	Afren Plc * #	2,701,636
22,000	Bank of Georgia Holdings Plc #	371,146
1,713,606	Hirco Plc *	1,183,059
131,000	Ophir Energy Plc * #	1,082,566
1,390,356	Raven Russia Ltd. * #	1,436,738
437,000	Volga Gas Plc * #	694,363
75,000	Zhaikmunai LP (GDR) Reg S	802,500

		8,272,008

Number of Shares		Value

United States: 4.1%
20,800	Coach, Inc.	$1,154,608
15,900	Cummins, Inc.	1,722,765
58,300	First Cash Financial Services, Inc. *	2,892,846
570,000	Samsonite International S.A. (HKD) #	1,196,195

		6,966,414

Total Common Stocks (Cost: $125,445,107)		155,835,510

PREFERRED STOCKS: 4.6%
Brazil: 0.9%
233,014	Banco ABC Brasil S.A.	1,606,915

Russia: 2.0%
1,470	AK Transneft OAO #	3,352,620

South Korea: 1.7%
3,600	Samsung Electronics Co. Ltd. #	2,892,799

Total Preferred Stocks (Cost: $6,881,045)		7,852,334

MONEY MARKET FUND: 3.7% (Cost: $6,465,144)
6,465,144	AIM Treasury Portfolio - Institutional Class	6,465,144

Total Investments: 99.2%
(Cost: $138,791,296)		170,152,988
Other assets less liabilities: 0.8%		1,303,324

NET ASSETS: 100.0%		$171,456,312

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
NVDR	Non-Voting Depository Receipt
PHP	Philippine Peso
USD	United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $131,165,283 which represents 76.5% of net assets.

§	Illiquid Security—the aggregate value of illiquid securities is $108,122 which represents 0.1% of net assets.
Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund as of December 31, 2012 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Queenco Leisure International Ltd. (GDR)	07/03/2007	182,500	$3,490,971	$108,122	0.1%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	2.7%	$4,587,002
Communications	7.0	11,939,744
Consumer, Cyclical	21.9	37,263,413
Consumer, Non-cyclical	14.2	24,219,405
Diversified	0.8	1,273,472
Energy	8.8	15,050,594
Financial	22.8	38,733,537
Industrial	10.4	17,615,300
Technology	7.6	13,005,377
Money Market Fund	3.8	6,465,144

	100.0%	$170,152,988

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Bermuda	$435,230	$—	$—	$435,230
Brazil	9,995,548	—	—	9,995,548
Canada	1,222,484	—	—	1,222,484
China / Hong Kong	2,007,340	46,172,859	—	48,180,199
India	—	9,590,834	—	9,590,834
Indonesia	—	5,533,553	—	5,533,553
Israel	—	108,122	—	108,122
Luxembourg	—	1,359,929	—	1,359,929
Mexico	1,438,308	—	—	1,438,308
Nigeria	1,998,078	1,244,002	—	3,242,080
Panama	2,118,285	—	—	2,118,285
Philippines	807,890	1,542,386	—	2,350,276
Portugal	—	870,138	—	870,138
Russia	3,136,705	3,064,406	—	6,201,111
Singapore	—	4,683,781	—	4,683,781
South Africa	—	2,901,728	—	2,901,728
South Korea	—	18,271,990	—	18,271,990
Switzerland	—	2,909,104	—	2,909,104
Taiwan	—	6,321,471	—	6,321,471
Thailand	—	5,293,115	—	5,293,115
Turkey	—	5,853,268	—	5,853,268
United Arab Emirates	—	1,716,534	—	1,716,534
United Kingdom	1,985,559	6,286,449	—	8,272,008
United States	5,770,219	1,196,195	—	6,966,414
Preferred Stocks Brazil	1,606,915	—	—	1,606,915
Russia	—	3,352,620	—	3,352,620
South Korea	—	2,892,799	—	2,892,799
Money Market Fund	6,465,144	—	—	6,465,144

Total	$38,987,705	$131,165,283	$—	$170,152,988

During the year ended December 31, 2012, transfers of securities from Level 1 to Level 2 were $472,401 and transfers from Level 2 to Level 1 were $1,275,182. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments, at value (Cost $138,791,296)	$170,152,988
Cash	14,152
Cash denominated in foreign currency, at value (Cost $2,354,180)	2,412,767
Receivables:
Shares of beneficial interest sold	36,197
Dividends and interest	16,433
Prepaid expenses	1,565
Other assets	601

Total assets	172,634,703

Liabilities:
Payables:
Shares of beneficial interest redeemed	499,749
Due to Adviser	139,770
Deferred Trustee fees	32,241
Accrued expenses	506,631

Total liabilities	1,178,391

NET ASSETS	$171,456,312

Initial Class Shares:
Net Assets	$171,456,312

Shares of beneficial interest outstanding	12,696,033

Net asset value, redemption and offering price per share	$13.50

Net Assets consist of:
Aggregate paid in capital	$139,059,872
Net unrealized appreciation	31,159,592
Undistributed net investment income	1,483,042
Accumulated net realized loss	(246,194)

$171,456,312

See Notes to Financial Statements

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

Income:
Dividends (net of foreign taxes withheld of $248,221)		$2,705,611

Expenses:
Management fees	$1,569,864
Transfer agent fees–Initial Class	27,398
Transfer agent fees–Class R1 Shares (a)	4,628
Custodian fees	215,249
Professional fees	48,016
Reports to shareholders	57,908
Insurance	3,565
Interest	428
Trustees’ fees and expenses	3,555
Other	566

Total expenses	1,931,177

Net investment income		774,434

Net realized gain (loss) on:
Investments (net of foreign taxes of $152,195)		1,540,349
Foreign currency transactions and foreign denominated assets and liabilities		(213,601)

Net realized gain		1,326,748

Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $138,399)		38,684,517
Foreign currency transactions and foreign denominated assets and liabilities		90,534

Net change in unrealized appreciation (depreciation)		38,775,051

Net Increase in Net Assets Resulting from Operations		$40,876,233

(a)	The Fund closed Class R1 Shares as of April 30, 2012 (See Note 1).

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income	$774,434	$684,322
Net realized gain	1,326,748	5,236,533
Net change in unrealized appreciation (depreciation)	38,775,051	(59,868,114)

Net increase (decrease) in net assets resulting from operations	40,876,233	(53,947,259)

Dividends to shareholders from:
Net investment income
Initial Class Shares	—	(1,591,228)
Class R1 Shares	—	(580,716)

Total dividends	—	(2,171,944)

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	34,259,256	39,907,355
Class R1 Shares	2,241,883	4,532,179

	36,501,139	44,439,534

Transfer of shares due to conversion (a)
Initial Class Shares	43,797,702	—
Class R1 Shares	(43,797,702)	—

	—	—

Reinvestment of dividends
Initial Class Shares	—	1,591,228
Class R1 Shares	—	580,716

	—	2,171,944

Cost of shares redeemed
Initial Class Shares	(48,645,802)	(67,822,490)
Class R1 Shares	(1,992,136)	(19,291,164)
Redemption fees	2,004	10,799

	(50,635,934)	(87,102,855)

Net decrease in net assets resulting from share transactions	(14,134,795)	(40,491,377)

Total increase (decrease) in net assets	26,741,438	(96,610,580)

Net Assets:
Beginning of year	144,714,874	241,325,454

End of year (including undistributed (accumulated) net investment income (loss)of $1,483,042 and ($412,765), respectively)	$171,456,312	$144,714,874

* Shares of beneficial interest issued, transferred, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	2,850,659	3,016,664
Shares transferred (a)	3,523,548	—
Shares reinvested	—	117,694
Shares redeemed	(4,095,218)	(5,202,123)

Net increase (decrease)	2,278,989	(2,067,765)

Class R1 Shares:
Shares sold	183,963	362,425
Shares transferred (a)	(3,526,385)	—
Shares reinvested	—	42,984
Shares redeemed	(164,472)	(1,485,381)

Net decrease	(3,506,894)	(1,079,972)

(a)	At the close of business on April 30, 2012, the Fund closed the Class R1 Shares and all outstanding Class R1 Shares were converted to Initial Class Shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,

	2012	2011	2010		2009		2008

Net asset value, beginning of year	$10.40	$14.14	$11.22		$5.89		$27.71

Income from investment operations:
Net investment income	0.07	0.05 (b)	0.01		0.04		0.07
Net realized and unrealized gain (loss) on investments	3.03	(3.66)	2.93		5.83		(12.20)
Payment by the Adviser	—	—	—		0.04(c	)	—

Total from investment operations	3.10	(3.61)	2.94		5.91		(12.13)

Less dividends and distributions from:
Net investment income	—	(0.13)	(0.07)		(0.01)		—
Net realized gains	—	—	—		(0.57)		(9.69)

Total dividends and distributions	—	(0.13)	(0.07)		(0.58)		(9.69)

Settlement payments from unaffiliated third parties	—	—	0.05		—		—

Redemption fees	— (e)	— (e)	—	(e)	—	(e)	— (e)

Net asset value, end of year	$13.50	$10.40	$14.14		$11.22		$5.89

Total return (a)	29.81%	(25.74)%	26.84	%(d)	113.17	%(c)	(64.77)%

Ratios/Supplemental Data
Net Assets, end of year (000’s)	$171,456	$108,286	$176,522		$166,991		$76,566
Ratio of gross expenses to average net assets	1.23%	1.26%	1.28%		1.22%		1.29%
Ratio of net expenses to average net assets	1.23%	1.26%	1.28%		1.22%		1.29%
Ratio of net expenses, excluding interest expense, to average net assets	1.23%	1.26%	1.28%		1.21%		1.29%
Ratio of net investment income to average net assets	0.55%	0.36%	0.17%		0.49%		0.53%
Portfolio turnover rate	93%	95%	96%		68%		45%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding
(c)	For the year ended December 31, 2009, 0.76% of the total return, representing $0.04 per share, consisted of a reimbursement by the Adviser for an investment loss.
(d)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.46% of the Initial Class Shares total return.
(e)	Amount represents less than $0.005 per share

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2012

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Emerging Markets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers a single class of shares: Initial Class Shares. At the close of business on April 30, 2012, the Fund closed the Class R1 Shares and Class R1 Shares outstanding were converted to Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs in the valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS
(continued)

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, a table that reconciles the valuation of the Fund’s Level 3 investments and presents additional information about valuation methodologies and unobservable inputs, if applicable, is located in the Schedule of Investments.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.

Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at December 31, 2012 are reflected in the Schedule of Investments.

G.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives instruments and hedging activities. The Fund held no derivative instruments during the year ended December 31, 2012.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held no forward foreign currency contracts during the year ended December 31, 2012.

H.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

redemption fees from Class R1 Shares prior to its closing on April 30, 2012 and is reflected in the Statement of Changes in Net Assets and Financial Highlights.

Prior to the closing of Class R1 Shares on April 30, 2012, income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses were allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses were charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2013, to waive management fees and/or assume expense excluding interest, taxes, and extraordinary expenses exceeding 1.50% for the Fund. For the year ended December 31, 2012, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $138,116,200 and $149,895,474, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2012 was $140,163,700 and net unrealized appreciation aggregated $29,989,288 of which $39,602,941 related to appreciated securities and $9,613,653 related to depreciated securities.

At December 31, 2012, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$2,662,982
Accumulated capital losses	(21,487)
Other temporary difference	(32,243)
Unrealized appreciation	29,787,188

Total	$32,396,440

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Ordinary income	$—	$2,171,944

During the year ended December 31, 2012, as a result of permanent book to tax differences, the Fund increased undistributed net investment income by $1,121,373 and increased accumulated net realized loss on investments by $1,121,373. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions and investments in passive foreign investment companies.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

During the year ended December 31, 2012, the Fund utilized $194,804 of capital loss carryforwards. The remainder of the capital loss carryforwards of $21,487 expire on December 31, 2017.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2009-2011), or expected to be taken in the Fund’s current tax year. The Fund does not have

NOTES TO FINANCIAL STATEMENTS
(continued)

exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2012, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At December 31, 2012, the aggregate shareholder accounts of three insurance companies own approximately 73%, 7%, and 5% of the Initial Class Shares.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. The daily loan balance during the 11 day period for which a loan was outstanding amounted to $975,088 and the interest rate was 1.46%. At December 31, 2012, the Fund had no outstanding borrowings under the Facility.

Note 9—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2012, there were no offsets of custodial fees.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2012, the Fund had no securities lending activity.

Note 11—Recent Accounting Pronouncements—The Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011 and can be found in Note 2 to the financial statements and the Schedule of Investments.

In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP. The new guidance is effective for periods beginning on or after January 1, 2013. Management is currently evaluating the implications of ASU No. 2011-11 and its impact on the Fund’s financial statements.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.210 per share from net investment income was declared and paid on January 31, 2013 to shareholders of record of the Initial Class Shares as of January 30, 2013 with a reinvestment date of January 31, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Emerging Markets Fund (one of series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Emerging Markets Fund (one of the series constituting the Van Eck VIP Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2013

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held With Trust Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 56 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	10	Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 55 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	10	Formerly Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 65 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 59 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	60	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 53 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	60	Director, SmartBrief, Inc.

Robert L. Stelzl 67 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present.	10	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held With Trust	Term Of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Russell G. Brennan, 48	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 52	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 55	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 31	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 57	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 56	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 32	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 64	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 38	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 57	Senior Vice President	Since 1985

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 49	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

VIPEMAR

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert"
     and "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck VIP Trust, billed audit fees of $108,000 for 2012 and $112,000 for 2011.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $0 for 2012 and $0 for 2011.

c)   Tax Fees

     Ernst & Young billed tax fees of $16,400 for 2012 and $16,400 for 2011.

d)   All Other Fees

     None

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck VIP
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP EMERGING MARKETS FUND

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date  March 8, 2013
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        ------------------------
Date  March 8, 2013
      -----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                         ----------------------------------------
Date  March 8, 2013
      -----------------